                                                                   Exhibit 23.04



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-1 of our report dated May 26, 2005 relating to the financial statements of Man-AHL 130, LLC appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Lawyers; Accountants" in such Prospectus.


DELOITTE & TOUCHE LLP
Chicago, Illinois

October 7, 2005